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                                                                    EXHIBIT 10.1

                           NON-QUALIFIED STOCK OPTION
                                    UNDER THE

                               SECOND RESTATEMENT
                                     OF THE

                  GSI LUMONICS INC. 1995 EQUITY INCENTIVE PLAN

                               ------------------
                                Name of Optionee

     This stock option is awarded pursuant to, and shall be governed by, the terms of the Second Restatement of GSI Lumonics Inc. 1995 Equity Incentive Plan (the "Plan"). The Plan can be found at the GSI on-line benefits site.

Subject to the following terms and conditions, the Company hereby grants to (the "Optionee") on ____________(the "Date of Grant"), the right and option to purchase from the Company _____________ Common Shares of the Company without nominal or par value ("Option Shares"), at a purchase price for each Option Share of $ ______ (the "Option Price"). It is intended that the Option be a nonqualified (nonstatutory) stock option, and that the Option shall be subject to all terms and provisions of the Company's Second Restatement of GSI Lumonics Inc. 1995 Equity Incentive Plan (the "Plan").

1.   Period of Exercise

   50% of the total number of Option Shares shall vest and shall become exercisable on the Date of Grant and 25% of the total number of Option shares shall vest on each of the first and second anniversaries of the Date of Grant. Any portion of this Option that becomes exercisable pursuant to this paragraph shall be exercisable in whole or in part at any time and/or from time to time up to but not after the sixth anniversary of the Date of Grant (the "Exercise Period"). On the expiration of the Exercise Period, the Option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Option Shares in respect of which the Option hereby granted has not then been exercised. Upon termination of employment for any reason, all Options which have not yet vested shall immediately cease to vest. Exercise of any vested Options shall be governed by the Plan.

2.   Purchase of Shares

   Subject to the provisions of the Plan and this grant, the Option hereby granted shall be exercisable (at any time or from time to time as aforesaid) by the Optionee giving a written notice in accordance with the provisions of the Plan.

   Such notice shall specify the number of Option Shares in respect of which this Option is being exercised and shall be accompanied by payment in full of the purchase price for the number of Option Shares specified therein. Upon any such exercise, the Company shall cause the transfer agent and registrar of the Company to issue a stock certificate or certificates in the name of the Optionee, or, if applicable, a trustee or legal representative, representing in the aggregate such number of Option Shares

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as the Optionee shall have then paid for and as are specified in such notice in writing.

3.   No Obligation to Purchase

   The Optionee is not obligated to purchase and/or pay for any Option Shares except those Option Shares exercised by the Optionee in accordance with this Option Grant.

4.   Tax Withholding

     The Company may require as a condition to the issuance of shares covered by this Option, that the person exercising this Option shall remit to the Company an amount sufficient to satisfy any federal, state, local or other withholding tax requirements.

5.   Notices

   All written notices to be given by the Optionee to the Company must be delivered personally or by registered mail postage prepaid addressed as follows:


               GSI Lumonics Inc.
               Attn: Stock Option Administrator
                     39 Manning Road
                     Billerica, MA  01821

     The foregoing address shall be deemed to be changed upon any change in premises of the executive offices of the Company.

IN WITNESS WHEREOF the Company has caused this grant of option to be executed by its duly authorized officer as of the _______________________________.


                                             GSI LUMONICS INC.


                                             Charles D. Winston
                                             President & CEO

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     I hereby acknowledge receipt of the Stock Option granted to me pursuant to the terms of the Second Restatement of the GSI Lumonics Inc. 1995 Equity Incentive Plan and agree to be bound by the terms of the said Plan and the terms hereof.


                                            By:
                                               ---------------------------------
                                               Employee or Director